LONG TERM LOANS FROM FINANCIAL INSTITUTIONS, NET	12 Months Ended
Dec. 31, 2024
LOAN FROM SHAREHOLDER
LONG TERM LOANS FROM FINANCIAL INSTITUTIONS, NET
NOTE 12 - LONG TERM LOANS FROM FINANCIAL INSTITUTIONS, NET:

On February 1, 2022, the Company entered into a $55 million Credit Agreement (the “2022 Credit Agreement" with affiliates of FP, with a repayment period of between 2.5 to 4 years depending on the Company completing a qualified public offering within 12 months of closing. The loan beard a yearly interest of 9.5% on the outstanding balance. In the event the Company will not complete a qualified public offering during the first year, then the interest rate shall increase by 100 basis points per year beginning in year 2 up to a maximum rate of 11.5% total. As long as the Company was private, there was an ability to Pay In Kind (“PIK”) 100% of interest in year 1, 75% of interest in year 2, and 50% of interest thereafter. Once the Company completes a qualified public offering, then 100% of interest is paid in cash thereafter. Until October 27, 2022 the PIK interest of $3,988 was added to the loan balance.

As consideration for the loan, the Company also issued to the lenders under the 2022 Credit Agreement 808,907 of its ordinary shares. Following the receipt of the proceeds from the loan, The Company repaid all of its existing borrowings in an amount of $19.1 million, including a $5.3 million loan from a shareholder and $13.8 million of loans from financial institutions. The Company attributed $50,073 (net of transaction costs) to the loan, based on its fair value. The remaining proceeds of $1.978 million (net of transaction costs) were attributed to the ordinary shares issued.  The fair value of the loan was estimated using a stochastic model incorporating the fair value of the Company and its ability to merge with a SPAC or enter into additional financing transactions given the timely value of the Company under different scenarios (a level 3 fair value measurement). The inputs used in determining the fair value are: a risk-free interest rate of 1.16%, expected volatility of approximately 50%.

On April 23, 2023, the Company and FP. entered into a Waiver and Amendment to the 2022 Credit Agreement whereby FP, (i) provided a waiver of certain defaults or potential defaults, (ii) permitted the Company to make its interest payments for 2023 on a PIK basis if its cash balance is less than $12.5 million, (iii) temporarily reduced the Company’s minimum cash requirement from $10 million to $8 million and $7 million for the months of April and May 2023, respectively, and thereafter to $10 million, in each case plus an amount sufficient to cover its and its subsidiaries’ accounts payable that are past 60 days due, (iv) increased the interest rate of the loan to Secured Overnight Financing Rate (“SOFR”) + 9.50% (with a 3% SOFR floor) and (v) provided for certain additional reporting obligations by the Company.

In June 2023 the Company and FP entered into an amendment which provides, among other things, upon the Company’s receipt of a $10 million prepayment as part of the MDA Agreement (see Note 3), interest payable thereunder will be added to the principal of the term loan on a “pay in kind” basis through June 28, 2024, the payments made in connection with the pre-purchase agreement will not be applied to repay debt under the 2022 Credit Agreement, a limited waiver, subject to certain conditions, of the $10 million minimum cash requirement liquidity covenant therein, and following closing of the MDA Agreement, a reduced interest rate of SOFR + 8.5% provided that the interest rate shall not exceed a rate per annum equal to 12.5%, and the issuance by the Company of 5,100,000 ordinary shares, of which 1,000,000 ordinary shares were issued in a private placement within 30 days, which shares will be subject to substantially the same terms governing the PAS (see Note 14(g)) previously issued in connection with the business combination with Endurance.

On October 31, 2023, the Company entered into another Waiver and Amendment to the 2022 Credit Agreement, whereby the lenders provided their consent to the MDA Agreement and to wave financial covenants which were associated with the 2022 Credit Agreement. This amendment was accounted for as an extinguishment of the loan. In reaching this conclusion, the Company considered the impact of consecutive modifications of the loan throughout 2023; also, the Company noted that the issuance of ordinary shares in terms similar to the ones governing the PAS gives rise to a substantial qualitative change in the 2022 Credit Agreement. As such, the Company accounted for the modified loan as a derecognition of the existing loan and recognition of the modified loan at fair value with any differences as finance expenses.

The finance incomes resulted from the modification amounted to $2.5 million. On April 1, 2025, the Company entered into the Sixth Amendment to the 2022 Credit Agreement (see Note 26 b)

	For the year ended December 31
	2024	2023
Long term loans from financial institutions	67,691	59,792
Accrued interest (see Note 10)	2,823	-

Financial covenants:

According to the 2022 Credit Agreement, as amended, the Company’s cash must be held in deposit accounts subject to a security interest in favor of the Agent for the benefit of the lenders. In addition, the Company must meet affirmative and negative covenants customary for a financing of this type, including but not limited to, limitations on indebtedness, restricted payments, dividends, transactions with affiliates, investments, lines, acquisitions, and asset sales. The FP loan is guaranteed on a senior secured basis by the Company and its subsidiaries, subject to customary exceptions.

As of the date of these audited financial statements, the Company is in compliance with the covenants.